UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21488

Cohen & Steers Global Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2010. The net asset values (NAV) per share at that date were $12.93, $12.90, $12.90 and $12.96 for Class A, Class B, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2010	Year Ended December 31, 2010
Cohen & Steers Global Infrastructure Fund—Class A	17.62%	5.25%
Cohen & Steers Global Infrastructure Fund—Class B	17.27%	4.57%
Cohen & Steers Global Infrastructure Fund—Class C	17.31%	4.63%
Cohen & Steers Global Infrastructure Fund—Class I	17.92%	5.65%
UBS Global 50/50 Infrastructure & Utilities Index[a]	16.75%	4.63%
S&P 500 Index[a]	23.27%	15.06%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 5% and 1% maximum contingent deferred sales charge on Class B and Class C shares, respectively. If such charges were included, returns would have been lower.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry to deter investors from arbitraging funds with a large percentage of non-U.S. holdings. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

Please note that distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

a  The UBS Global 50/50 Infrastructure & Utilities Index tracks the performance of global infrastructure-related securities, split evenly between utilities and infrastructure and is net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Investment Review

Global equities, including infrastructure, had a good year in 2010, as early doubts about the global recovery transitioned to mild optimism in the second half. However, the 4.6% return of the UBS Global 50/50 Infrastructure & Utilities Index lagged the broader market (the MSCI World Indexb gained 12.3%). Investors showed greater willingness to take on risk, but macroeconomic concerns continued to take a toll, including stubbornly high unemployment in the United States and sovereign debt fears in Europe.

Europe's debt woes, which emerged in the first half of the year, impacted the infrastructure sector disproportionately, as several large infrastructure companies are domiciled in countries that were most affected. Around the same time, China began tightening monetary policy to cool its red-hot economy, sparking fears that slowing demand from China would hinder growth around the world.

The second half was a different story. Infrastructure stocks overcame their earlier losses, as the markets were sparked by new stimulus from the U.S. Federal Reserve via an additional $600 billion in Treasury purchases. Europe remained a concern, however, highlighted by the near default of Ireland in November. It is worthwhile to note that core European economies such as Germany and France were quite healthy, helping to fend off worries of a steep decline across the continent.

Economically sensitive sub-sectors gained

As the global outlook improved, infrastructure subsectors that tend to be more sensitive to the economy benefited. Marine ports (which had a total return of +33.4%c for the year) were among the top performers amid expectations for increasing trade. In addition, communications infrastructure (+15.8%) was also strong, as rapid growth in U.S. and global wireless data usage lifted U.S.-based tower companies.

The water subsector (+11.1%) got a boost from its more economically sensitive operators, while the regulated U.K. companies were favored for their inflation-linked revenues. Pipeline companies (+19.0%), based largely in the Americas, also performed well.

Europe weighs on toll road and electric companies

Toll roads (+0.6%) and electric utilities (–1.6%), which together account for more than half of the index, were among the most affected by the European debt crisis. Companies domiciled in the troubled southern region suffered across the board—even those that earn most of their income from assets outside continental Europe.

Power suppliers also encountered a perfect storm of soft industrial demand, an oversupply of generating capacity and unexpected regulatory intervention. In Europe, austerity measures led governments to deny rate increases, propose new taxes and claw back carbon cap-and-trade windfalls from companies.

b  The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

c  Sector returns are in local currencies as measured by the UBS Global 50/50 Infrastructure & Utilities Index.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

In the railway subsector (+0.3%), the index consists of three passenger rail companies, all located in Japan. As such, the subsector's performance was heavily influenced by local factors, such as the country's proposed elimination of highway tolls, which could draw traffic away from rails. Japanese stocks also suffered from sustained strength in the yen, which posed a significant challenge to the country's export-reliant economy.

Fund performance

The Fund had a positive return for the year and outperformed its benchmark (except for its Class B and C shares which were relatively in line with the benchmark). Relative performance was mostly due to strong stock selection in electric utilities: we did not own or were underweight several integrated utilities in Germany, Spain and the U.S. that suffered significant losses.

Stock selection among toll roads benefited performance, including our out-of-index investment in Brazil's largest toll-road operator; however, this was partially offset by our overweight in the subsector, which was a major detractor for the year. Also hurting relative returns was our stock selection in the marine ports subsector, although our beneficial overweight softened the impact. Stock selection in gas distribution had a negative effect, as we did not own the subsector's largest index component, which outperformed expectations.

Investment Outlook

Global economic conditions appear to be improving, though there are concerns about the extent to which it is self sustaining, and we are focused on the impact of potentially higher interest rates and inflation. China has indicated that it is serious about containing inflation with tighter policies, possibly tempering a major source of global demand in the medium term. In the U.S., economic indicators appear to point to a stable recovery, but risks include continued high unemployment and burgeoning government budget deficits. We see the sovereign overhang in Europe persisting, as demand is likely to suffer with governments cutting spending and raising taxes to close budget gaps.

The good news is that other emerging economies, such as Brazil and Mexico, continue to be a tremendous source of growth for the sector. Infrastructure improvements are a critical part of their economic development, and companies in these markets have demonstrated improving corporate governance and are benefiting from increasing regulatory transparency.

Amid this cautious optimism, we believe the global recovery will continue to drive infrastructure fundamentals in both developed and emerging economies, including increases in energy demand, import/export business and traffic on roads and railways. We anticipate continued regulatory risk in 2011, but political leaders seem to acknowledge the need to incentivize private investment in infrastructure by allowing attractive rates of return on investments. We also expect to see increased acquisition activity, as companies have ample cash reserves and governments are continuing to sell infrastructure as a means to restoring their financial health.

We continue to favor toll-road companies, with growth opportunities concentrated in attractive regions such as Asia and Latin America. We are positive on North American pipeline companies due to the growing need to transport natural gas and liquids from new supply locations to consuming regions. Communications infrastructure

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

companies are also attractive, with strong free cash flows and low-risk business models. We remain cautious on passenger railways and electric utilities, particularly integrated utilities in Europe.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

ROBERT S. BECKER	BEN MORTON

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)

Cohen & Steers Global Infrastructure Fund—Class A

Growth of a $10,000 Investment

Cohen & Steers Global Infrastructure Fund—Class B

Growth of a $10,000 Investment

Cohen & Steers Global Infrastructure Fund—Class C

Growth of a $10,000 Investment

Cohen & Steers Global Infrastructure Fund—Class I

Growth of a $1,000,000 Investment

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns—For the Periods Ended December 31, 2010

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	0.51%[c]	-0.43%[d]	3.63%[f]	—
1 Year (without sales charge)	5.25%	4.57%	4.63%	5.65%
5 Years (with sales charge)	2.42%[c]	2.35%[e]	2.72%	—
5 Years (without sales charge)	3.37%	2.71%	2.72%	3.74%
Since Inception[g] (with sales charge)	6.83%[c]	6.86%	6.99%	—
Since Inception[g] (without sales charge)	7.57%	6.86%	6.99%	7.95%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annulized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2010 prospectuses were as follows: Class A—1.90% and 1.50%; Class B—2.55% and 2.15%; Class C—2.55% and 2.15%; and Class I—1.55% and 1.15%. Through April 30 2012, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's annual operating expenses at 1.50% for Class A shares, 2.15% for Class B, 2.15% for Class C shares and 1.15% for Class I shares.

a  The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  The linked benchmark is represented by the performance of the S&P 1500 Utilities Index from April 30, 2004 through March 31, 2008, the Macquarie Global Infrastructure Index from April 1, 2008 through May 31, 2008, and the UBS Global 50/50 Infrastructure & Utilities Index from June 1, 2008 through December 31, 2010. The S&P 1500 Utilities Index is an unmanaged market-capitalization-weighted index of 72 companies whose primary business invovles the generation, transmission, and/or distrubution of electricity and/or natural gas. The Macquarie Global Infrastructure Index is a capitalization-weighted, global infrastructure index containing all publicly quoted infrastructure related stocks that are members of the FTSE Global Equity Index Series with market capitalization exceeding $250 million.

c  Reflects a 4.50% front-end sales charge.

d  Reflects a contingent deferred sales charge of 5%.

e  Reflects a contingent deferred sales charge of 2%.

f  Reflects a contingent deferred sales charge of 1%.

g  Inception date of May 3, 2004.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010—December 31, 2010.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period[a] July 1, 2010– December 31, 2010
Class A
Actual (17.62% return)	$1,000.00	$1,176.20	$8.23
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.64	$7.63
Class B
Actual (17.27% return)	$1,000.00	$1,172.70	$11.77
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.37	$10.92
Class C
Actual (17.31% return)	$1,000.00	$1,173.10	$11.78
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.37	$10.92
Class I
Actual (17.92% return)	$1,000.00	$1,179.20	$6.32
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.41	$5.85

a  Expenses are equal to the Fund's Class A, Class B, Class C and Class I annualized expense ratio of 1.50%, 2.15%, 2.15% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 1.70%, 2.35%, 2.35% and 1.35%, respectively

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

DECEMBER 31, 2010

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
American Tower Corp.	$5,986,315	6.3%
East Japan Railway Co.	5,651,336	5.9
Vinci SA	4,998,519	5.3
Crown Castle International Corp.	4,036,743	4.2
Transurban Group	3,671,073	3.9
SES SA	3,153,534	3.3
Atlantia S.p.A.	2,484,039	2.6
West Japan Railway Co.	2,328,864	2.4
Ferrovial SA	2,292,373	2.4
PG&E Corp.	2,290,579	2.4

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2010

		Number of Shares	Value
COMMON STOCK	98.5%
AUSTRALIA	7.2%
ENERGY—INTEGRATED OIL & GAS	1.1%
Origin Energy Ltd.		59,890	$1,020,517
INDUSTRIALS	5.4%
AIRPORT SERVICES	1.5%
Australian Infrastructure Fund		117,300	225,552
MAp Group		411,400	1,258,132
			1,483,684
HIGHWAYS & RAILTRACKS	3.9%
Transurban Group		701,023	3,671,073
TOTAL INDUSTRIALS			5,154,757
UTILITIES	0.7%
ELECTRIC UTILITIES	0.3%
Spark Infrastructure Group, 144Aa		229,479	266,397
MULTI UTILITIES	0.4%
AGL Energy Ltd.		26,600	414,355
TOTAL UTILITIES			680,752
TOTAL AUSTRALIA			6,856,026
BERMUDA	0.6%
INDUSTRIALS
HIGHWAYS & RAILTRACKS	0.3%
Gzi Transport Ltd.		425,800	246,513
MARINE PORTS & SERVICES	0.3%
Cosco Pacific Ltd.		174,000	303,999
			550,512
BRAZIL	4.6%
INDUSTRIALS—HIGHWAYS & RAILTRACKS	2.3%
Cia de Concessoes Rodoviarias		60,857	1,719,394
EcoRodovias Infraestrutura e Logistica SA		57,700	444,220
			2,163,614

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
UTILITIES	2.3%
ELECTRIC UTILITIES	1.8%
Cia de Transmissao de Energia Eletrica Paulista		14,401	$478,009
EDP - Energias do Brasil SA		51,419	1,199,054
			1,677,063
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS	0.5%
AES Tiete S.A.		33,663	486,694
TOTAL UTILITIES			2,163,757
TOTAL BRAZIL			4,327,371
CANADA	3.2%
ENERGY—OIL & GAS STORAGE & TRANSPORTATION
Enbridge		26,945	1,524,887
TransCanada Corp.		40,525	1,548,370
			3,073,257
FRANCE	11.8%
CONSUMER DISCRETIONARY—CABLE & SATELLITE	2.2%
Eutelsat Communications		59,100	2,163,134
INDUSTRIALS	5.9%
AIRPORT SERVICES	0.6%
Aeroports De Paris		7,624	601,802
CONSTRUCTION & ENGINEERING	5.3%
Vinci SA		91,951	4,998,519
TOTAL INDUSTRIALS			5,600,321
UTILITIES	3.7%
ELECTRIC UTILITIES	0.9%
Electricite de France		21,689	889,633

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
MULTI UTILITIES	2.8%
GDF Suez		56,489	$2,026,806
Suez Environnement SA		28,100	580,148
			2,606,954
TOTAL UTILITIES			3,496,587
TOTAL FRANCE			11,260,042
GERMANY	3.3%
INDUSTRIALS—AIRPORT SERVICES	1.1%
Fraport AG		16,200	1,020,922
UTILITIES	2.2%
ELECTRIC UTILITIES	1.6%
E.ON AG		49,200	1,507,884
MULTI UTILITIES	0.6%
RWE AG		8,967	597,812
TOTAL UTILITIES			2,105,696
TOTAL GERMANY			3,126,618
HONG KONG	5.3%
INDUSTRIALS	1.6%
CONGLOMERATES	0.2%
Beijing Enterprises Holdings Ltd.		33,500	206,660
HIGHWAYS & RAILTRACKS	0.9%
Jiangsu Expressway Co.		286,000	328,211
Shenzhen Expressway Co., Ltd.		816,315	484,151
			812,362
MARINE PORTS & SERVICES	0.5%
China Merchants Holdings International Co., Ltd.		116,500	460,137
TOTAL INDUSTRIALS			1,479,159

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
UTILITIES	3.7%
ELECTRIC UTILITIES	2.2%
Cheung Kong Infrastructure Holdings Ltd.		65,500	$299,995
CLP Holdings Ltd.		147,500	1,201,208
HongKong Electric Holdings Ltd.		97,000	611,491
			2,112,694
GAS UTILITIES	1.2%
Enn Energy Holdings Ltd.		234,929	702,720
Hong Kong and China Gas Co., Ltd.		194,410	461,714
			1,164,434
WATER UTILITIES	0.3%
China Water Affairs Group Ltd.		624,000	248,065
TOTAL UTILITIES			3,525,193
TOTAL HONG KONG			5,004,352
ITALY	4.1%
INDUSTRIALS—HIGHWAYS & RAILTRACKS	2.6%
Atlantia S.p.A.		121,735	2,484,039
UTILITIES	1.5%
ELECTRIC UTILITIES	0.5%
Terna Rete Elettrica Nazionale S.p.A.		112,600	475,477
GAS UTILITIES	1.0%
Snam Rete Gas S.p.A.		196,563	977,122
TOTAL UTILITIES			1,452,599
TOTAL ITALY			3,936,638
JAPAN	15.7%
INDUSTRIALS—RAILROADS	10.8%
Central Japan Railway Co.		273	2,286,489
East Japan Railway Co.		86,900	5,651,336
West Japan Railway Co.		623	2,328,864
			10,266,689

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
UTILITIES	4.9%
ELECTRIC UTILITIES	3.4%
Kansai Electric Power Co. (The)		51,000	$1,258,825
Tokyo Electric Power Co. (The)		79,900	1,951,493
			3,210,318
GAS UTILITIES	1.5%
Osaka Gas Co.		216,500	839,974
Tokyo Gas Co.		142,000	629,634
			1,469,608
TOTAL UTILITIES			4,679,926
TOTAL JAPAN			14,946,615
LUXEMBOURG	3.3%
CONSUMER DISCRETIONARY—CABLE & SATELLITE
SES SA		132,467	3,153,534
MEXICO	0.2%
INDUSTRIALS—HIGHWAYS & RAILTRACKS
OHL Mexico SAB de CVb		108,450	208,031
NETHERLANDS	1.9%
INDUSTRIALS—MARINE PORTS & SERVICES
Koninklijke Vopak NV		37,600	1,776,156
NEW ZEALAND	0.3%
INDUSTRIALS—AIRPORT SERVICES
Auckland International Airport Ltd.		158,805	269,755
PORTUGAL	0.5%
UTILITIES—ELECTRIC UTILITIES
EDP - Energias de Portugal SA		137,200	456,701
SOUTH KOREA	0.6%
UTILITIES—GAS UTILITIES
Korea Gas Corp.[b]		12,200	521,367

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
SPAIN	3.1%
INDUSTRIALS	2.9%
CONSTRUCTION & ENGINEERING	2.4%
Ferrovial SA		230,728	$2,292,373
HIGHWAYS & RAILTRACKS	0.5%
Abertis Infraestructuras SA		26,100	469,276
TOTAL INDUSTRIALS			2,761,649
UTILITIES—GAS UTILITIES	0.2%
Enagas		11,300	225,219
TOTAL SPAIN			2,986,868
SWITZERLAND	0.7%
INDUSTRIALS—AIRPORT SERVICES
Flughafen Zuerich AG		1,650	674,118
UNITED KINGDOM	4.2%
TELECOMMUNICATION SERVICES—ALTERNATIVE CARRIERS	0.5%
Inmarsat PLC		43,600	457,823
UTILITIES	3.7%
MULTI UTILITIES	2.9%
National Grid PLC		226,401	1,951,989
United Utilities Group PLC		83,000	766,079
			2,718,068
WATER UTILITIES	0.8%
Severn Trent PLC		34,384	792,327
TOTAL UTILITIES			3,510,395
TOTAL UNITED KINGDOM			3,968,218

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
UNITED STATES	27.9%
ENERGY—OIL & GAS STORAGE & TRANSPORTATION	3.8%
Buckeye Partners LPa,c,d		7,700	$478,570
DCP Midstream Partners LP		5,559	207,907
Enterprise Products Partners LP		4,300	178,923
Magellan Midstream Partners LP		4,416	249,504
MarkWest Energy Partners LP		6,100	264,191
Targa Resources Corp.[b]		11,095	297,457
Williams Cos. (The)		76,605	1,893,675
			3,570,227
TELECOMMUNICATION SERVICES — WIRELESS TELECOMMUNICATION SERVICES	10.5%
American Tower Corp.[b]		115,924	5,986,315
Crown Castle International Corp.[b]		92,100	4,036,743
			10,023,058
UTILITIES	13.6%
ELECTRIC UTILITIES	5.5%
Entergy Corp.		9,154	648,378
ITC Holdings Corp.		3,200	198,336
NextEra Energy		30,915	1,607,271
Progress Energy		20,000	869,600
Southern Co.		50,847	1,943,881
			5,267,466
GAS UTILITIES	0.5%
Questar Corp.		24,454	425,744

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
MULTI UTILITIES	7.4%
Alliant Energy Corp.		5,775	$212,347
CenterPoint Energy		39,000	613,080
CMS Energy Corp.		24,000	446,400
NiSource		24,700	435,214
PG&E Corp.		47,880	2,290,579
Sempra Energy		19,800	1,039,104
Wisconsin Energy Corp.		20,118	1,184,145
Xcel Energy		36,300	854,865
			7,075,734
WATER UTILITIES	0.2%
American States Water Co.		4,663	160,734
TOTAL UTILITIES			12,929,678
TOTAL UNITED STATES			26,522,963
TOTAL COMMON STOCK (Identified cost—$84,295,664)			93,619,142
SHORT-TERM INVESTMENTS	2.7%
MONEY MARKET FUNDS
Federated Government Obligations Fund, 0.02%[e]		1,300,000	1,300,000
State Street Institutional Liquid Reserves Fund, 0.18%[e]		1,300,000	1,300,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,600,000)			2,600,000
TOTAL INVESTMENTS (Identified cost—$86,895,664)	101.2%		96,219,142
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.2)		(1,135,002)
NET ASSETS	100.0%		$95,084,140

Note: Percentages indicated are based on the net assets of the Fund.

a  Resale is restricted to qualified institutional investors. Aggregate holdings equal 0.8% of net assets of the Fund, of which 0.5% is illiquid.

b  Non-income producing security.

c  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 0.5% of net assets of the Fund.

d  Illiquid security. Aggregate holdings equal 0.5% of net assets of the Fund.

e  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments in securities, at value (Identified cost—$86,895,664)	$96,219,142
Cash	63,733
Receivable for:
Dividends and interest	237,881
Fund shares sold	73,717
Investment securities sold	1,292
Other assets	1,629
Total Assets	96,597,394
LIABILITIES:
Payable for:
Investment securities purchased	992,683
Fund shares redeemed	171,058
Investment advisory fees	69,699
Distribution fees	1,586
Administration fees	1,585
Shareholder servicing fees	567
Directors' fees	151
Other liabilities	275,925
Total Liabilities	1,513,254
NET ASSETS	$95,084,140
NET ASSETS consist of:
Paid-in capital	$99,910,017
Dividends in excess of net investment income	(30,273)
Accumulated net realized loss	(14,120,269)
Net unrealized appreciation	9,324,665
$95,084,140

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2010

CLASS A SHARES:
NET ASSETS	$41,711,775
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,226,134
Net asset value and redemption price per share	$12.93
Maximum offering price per share ($12.93 ÷ 0.955)[a]	$13.54
CLASS B SHARES:
NET ASSETS	$3,083,787
Shares issued and outstanding ($0.001 par value common stock outstanding)	239,049
Net asset value and offering price per share[b]	$12.90
CLASS C SHARES:
NET ASSETS	$21,562,048
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,672,040
Net asset value and offering price per share[b]	$12.90
CLASS I SHARES:
NET ASSETS	$28,726,530
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,217,225
Net asset value, offering and redemption price per share	$12.96

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

Investment Income:
Dividend income (net of $293,105 of foreign withholding tax)	$3,159,771
Expenses:
Investment advisory fees	706,168
Distribution fees—Class A	130,621
Distribution fees—Class B	27,385
Distribution fees—Class C	174,796
Professional fees	119,877
Shareholder servicing fees—Class A	52,249
Shareholder servicing fees—Class B	9,128
Shareholder servicing fees—Class C	58,265
Administration fees	116,276
Custodian fees and expenses	105,198
Shareholder reporting expenses	81,859
Registration and filing fees	78,814
Transfer agent fees and expenses	64,876
Directors' fees and expenses	8,220
Line of credit fees	5,794
Miscellaneous	20,324
Total Expenses	1,759,850
Reduction of Expenses (See Note 2)	(224,454)
Net Expenses	1,535,396
Net Investment Income	1,624,375
Net Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	(1,090,343)
Foreign currency transactions	(102,627)
Net realized loss	(1,192,970)
Net change in unrealized appreciation on:
Investments	3,461,975
Foreign currency translations	(525)
Net change in unrealized appreciation	3,461,450
Net realized and unrealized gain	2,268,480
Net Increase in Net Assets Resulting from Operations	$3,892,855

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Change in Net Assets:
From Operations:
Net investment income	$1,624,375	$1,355,588
Net realized loss	(1,192,970)	(4,401,827)
Net change in unrealized appreciation	3,461,450	18,684,611
Net increase in net assets resulting from operations	3,892,855	15,638,372
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,074,204)	(860,073)
Class B	(52,195)	(56,631)
Class C	(369,087)	(289,398)
Class I	(568,815)	(171,423)
Tax return of capital:
Class A	(29,348)	(11,633)
Class B	(2,056)	(1,466)
Class C	(13,118)	(6,532)
Class I	(8,286)	(2,113)
Total dividends and distributions to shareholders	(2,117,109)	(1,399,269)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(1,052,815)	13,986,933
Total increase in net assets	722,931	28,226,036
Net Assets:
Beginning of year	94,361,209	66,135,173
End of year[a]	$95,084,140	$94,361,209

a  Includes dividends in excess of net investment income of $30,273 and $18,829, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Performance	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.59	$10.68	$17.47	$16.60	$15.25
Income from investment operations:
Net investment income	0.22 [a]	0.22 [a]	0.38 [a]	0.18 [a]	0.39
Net realized and unrealized gain (loss)	0.42	1.91	(6.77)	3.75	2.54
Total from investment operations	0.64	2.13	(6.39)	3.93	2.93
Less dividends and distributions to shareholders from:
Net investment income	(0.29)	(0.22)	(0.40)	(0.17)	(0.39)
Net realized gain	—	—	—	(2.90)	(1.19)
Tax return of capital	(0.01)	(0.00)[b]	(0.00)[b]	—	(0.00)[b]
Total dividends and distributions to shareholders	(0.30)	(0.22)	(0.40)	(3.07)	(1.58)
Redemption fees retained by the Fund	0.00 [b]	0.00 [b]	0.00 [b]	0.01	0.00 [b]
Net increase (decrease) in net asset value	0.34	1.91	(6.79)	0.87	1.35
Net asset value, end of year	$12.93	$12.59	$10.68	$17.47	$16.60
Total investment return[c]	5.25%	20.24%	–36.94%	23.84%	19.43%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$41.7	$54.7	$32.0	$43.4	$47.0
Ratio of expenses to average daily net assets (before expense reduction)	1.74%[d]	1.90%[d]	1.84%	1.64%	1.54%
Ratio of expenses to average daily net assets (net of expense reduction)	1.50%[d]	1.50%[d]	1.50%	1.50%	1.50%
Ratio of net investment income to average daily net assets (before expense reduction)	1.58%[d]	1.61%	2.40%	0.85%	2.05%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.82%[d]	2.00%	2.74%	0.99%	2.08%
Portfolio turnover rate	79%	98%	211%	102%	56%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Does not reflect sales charges, which would reduce return.

d  Reflects Fund level ratio for non-class specific expenses plus class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class B
	For the Year Ended December 31,
Per Share Operating Performance:	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.55	$10.64	$17.39	$16.54	$15.19
Income from investment operations:
Net investment income	0.14 [a]	0.15 [a]	0.29 [a]	0.06 [a]	0.28
Net realized and unrealized gain (loss)	0.42	1.89	(6.73)	3.74	2.54
Total from investment operations	0.56	2.04	(6.44)	3.80	2.82
Less dividends and distributions to shareholders from:
Net investment income	(0.20)	(0.13)	(0.31)	(0.06)	(0.28)
Net realized gain	—	—	—	(2.90)	(1.19)
Tax return of capital	(0.01)	(0.00)[b]	(0.00)[b]	—	(0.00)[b]
Total dividends and distributions to shareholders	(0.21)	(0.13)	(0.31)	(2.96)	(1.47)
Redemption fees retained by the Fund	0.00 [b]	0.00 [b]	0.00 [b]	0.01	0.00 [b]
Net increase (decrease) in net asset value	0.35	1.91	(6.75)	0.85	1.35
Net asset value, end of year	$12.90	$12.55	$10.64	$17.39	$16.54
Total investment return[c]	4.57%	19.41%	–37.35%	23.14%	18.66%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3.1	$4.5	$6.2	$12.0	$8.9
Ratio of expenses to average daily net assets (before expense reduction)	2.39%[d]	2.55%[d]	2.46%	2.29%	2.14%
Ratio of expenses to average daily net assets (net of expense reduction)	2.15%[d]	2.15%[d]	2.15%	2.15%	2.14%
Ratio of net investment income to average daily net assets (before expense reduction)	0.89%[d]	1.02%	1.74%	0.21%	1.35%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.13%[d]	1.44%	2.05%	0.34%	1.35%
Portfolio turnover rate	79%	98%	211%	102%	56%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Does not reflect sales charges, which would reduce return.

d  Reflects Fund level ratio for non-class specific expenses plus class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Performance:	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.55	$10.65	$17.40	$16.55	$15.20
Income from investment operations:
Net investment income	0.14 [a]	0.15 [a]	0.29 [a]	0.06 [a]	0.28
Net realized and unrealized gain (loss)	0.43	1.89	(6.74)	3.74	2.54
Total from investment operations	0.57	2.04	(6.45)	3.80	2.82
Less dividends and distributions to shareholders from:
Net investment income	(0.21)	(0.14)	(0.30)	(0.06)	(0.28)
Net realized gain	—	—	—	(2.90)	(1.19)
Tax return of capital	(0.01)	(0.00)[b]	(0.00)[b]	—	(0.00)[b]
Total dividends and distributions to shareholders	(0.22)	(0.14)	(0.30)	(2.96)	(1.47)
Redemption fees retained by the Fund	0.00 [b]	0.00 [b]	0.00 [b]	0.01	0.00 [b]
Net increase (decrease) in net asset value	0.35	1.90	(6.75)	0.85	1.35
Net asset value, end of year	$12.90	$12.55	$10.65	$17.40	$16.55
Total investment return[c]	4.63%	19.43%	–37.35%	23.04%	18.70%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$21.6	$25.8	$22.1	$36.6	$30.8
Ratio of expenses to average daily net assets (before expense reduction)	2.39%[d]	2.55%[d]	2.47%	2.28%	2.19%
Ratio of expenses to average daily net assets (net of expense reduction)	2.15%[d]	2.15%[d]	2.15%	2.15%	2.15%
Ratio of net investment income to average daily net assets (before expense reduction)	0.93%[d]	1.00%	1.72%	0.20%	1.35%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.17%[d]	1.40%	2.04%	0.33%	1.39%
Portfolio turnover rate	79%	98%	211%	102%	56%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Does not reflect sales charges, which would reduce return.

d  Reflects Fund level ratio for non-class specific expenses plus class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Performance:	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.62	$10.70	$17.51	$16.63	$15.26
Income from investment operations:
Net investment income	0.30 [a]	0.26 [a]	0.36 [a]	0.25 [a]	0.43
Net realized and unrealized gain (loss)	0.38	1.91	(6.72)	3.76	2.56
Total from investment operations	0.68	2.17	(6.36)	4.01	2.99
Less dividends and distributions to shareholders from:
Net investment income	(0.33)	(0.25)	(0.45)	(0.24)	(0.43)
Net realized gain	—	—	—	(2.90)	(1.19)
Tax return of capital	(0.01)	(0.00)[b]	(0.00)[b]	—	(0.00)[b]
Total dividends and distributions to shareholders	(0.34)	(0.25)	(0.45)	(3.14)	(1.62)
Redemption fees retained by the Fund	0.00 [b]	0.00 [b]	0.00 [b]	0.01	0.00 [b]
Net increase (decrease) in net asset value	0.34	1.92	(6.81)	0.88	1.37
Net asset value, end of year	$12.96	$12.62	$10.70	$17.51	$16.63
Total investment return	5.65%	20.64%	–36.73%	24.36%	19.81%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$28.7	$9.4	$5.8	$1.5	$2.9
Ratio of expenses to average daily net assets (before expense reduction)	1.39%[c]	1.55%[c]	1.69%	1.31%	1.14%
Ratio of expenses to average daily net assets (net of expense reduction)	1.15%[c]	1.15%[c]	1.15%	1.15%	1.14%
Ratio of net investment income to average daily net assets (before expense reduction)	2.16%[c]	2.02%	2.24%	1.20%	2.36%
Ratio of net investment income to average daily net assets (net of expense reduction)	2.40%[c]	2.42%	2.77%	1.36%	2.36%
Portfolio turnover rate	79%	98%	211%	102%	56%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Reflects Fund level ratio for non-class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Global Infrastructure Fund, Inc. (the Fund), was incorporated under the laws of the State of Maryland on January 13, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into four classes designated Class A, B, C and I shares. Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Securities for which market prices are unavailable, or securities for which the advisor determines that the bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

When foreign fair value pricing procedures are utilized, securities are categorized as Level 2. The utilization of these procedures results in transfers between Level 1 and Level 2. The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—United States— Energy—Oil & Gas Storage & Transportation	$3,570,227	$3,091,657	$478,570	—
Common Stock—United States— Other Industries	22,952,736	22,952,736	—	—
Common Stock—Other Countries	67,096,179	67,096,179	—	—
Money Market Funds	2,600,000	—	2,600,000	—
Total Investments	$96,219,142	$93,140,572	$3,078,570	—

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2010, a portion of the dividends have been reclassified to return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of December 31, 2010, no provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

In December 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted. The Act contained federal income tax law changes affecting mutual funds and their shareholders. The provisions of the Act were evaluated and its implementation is not expected to have a material impact to the Fund or the Fund's shareholders, other than the impact on capital loss carryforwards as discussed in Note 4.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund up to and including $1.5 billion and 0.65% of the average daily net assets above $1.5 billion.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the year ended December 31, 2010, and through April 30, 2012, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's operating expenses at 1.50% for Class A shares, 2.15% for Class B shares and Class C shares and 1.15% for Class I shares.

Under subadvisory agreements between the advisor and each of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively the subadvisors), affiliates of the advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. securities. For their services provided under the subadvisory agreement, the advisor (not the Fund) pays the subadvisors. The advisor allocates 50% of the advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average assets managed by the advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the Fund's average daily net assets. For the year ended December 31, 2010, the Fund paid the advisor $18,831 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class B and Class C shares.

For the year ended December 31, 2010, the Fund has been advised that the distributor received $9,082 in sales commissions from the sale of Class A shares and that the distributor also received $5, $8,797 and $2,638 of contingent deferred sales charges relating to redemptions of Class A, Class B and Class C shares, respectively. The distributor has advised the Fund that proceeds from the contingent deferred sales charges on Class B and Class C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes and interest and other financing costs associated with these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class B and Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $1,502 from the Fund for the year ended December 31, 2010.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2010, totaled $72,587,703 and $73,629,761, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2010	2009
Ordinary income	$2,064,301	$1,377,525
Tax return of capital	52,808	21,744
Total dividends and distributions	$2,117,109	$1,399,269

As of December 31, 2010, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$89,404,453
Gross unrealized appreciation	$10,010,645
Gross unrealized depreciation	(3,195,956)
Net unrealized appreciation	$6,814,689

As of December 31, 2010, the Fund had a net capital loss carryforward of $11,605,537, of which $4,893,130 will expire on December 31, 2016, $4,314,050 will expire on December 31, 2017 and $2,398,357 will expire on December 31, 2018. This carryforward may be used to offset future capital gains to the extent provided by regulations. Federal tax rules limit the Fund's use of these capital loss carryforwards. The Regulated Investment Company Modernization Act of 2010 (the "Act") requires that capital loss carryforwards incurred after the effective date of the Act be used before those previously incurred, thereby increasing the chances that all or a portion of these losses will not be able to be utilized prior to their expiration.

As of December 31, 2010, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, and permanent book/tax differences primarily attributable to foreign currency transactions, sales of passive foreign investment companies, and prior year income redesignations. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $6,923, accumulated net realized loss was charged $421,559 and dividends in excess of net investment income was credited $428,482. Net assets were not affected by this reclassification.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2010		For the Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
CLASS A:
Sold	1,463,870	$18,078,423	2,708,758	$28,958,701
Issued as reinvestment of dividends and distributions	52,461	625,301	46,364	507,719
Redeemed	(2,634,570)	(32,926,120)	(1,402,472)	(15,068,590)
Redemption fees retained by the Fund[a]	—	3,634	—	3,938
Net increase (decrease)	(1,118,239)	$(14,218,762)	1,352,650	$14,401,768
CLASS B:
Sold	2,162	$26,724	6,644	$65,166
Issued as reinvestment of dividends and distributions	2,009	23,973	2,563	27,057
Redeemed	(126,143)	(1,550,432)	(233,088)	(2,414,630)
Redemption fees retained by the Fund[a]	—	233	—	598
Net decrease	(121,972)	$(1,499,502)	(223,881)	$(2,321,809)
CLASS C:
Sold	210,090	$2,617,626	701,105	$7,274,748
Issued as reinvestment of dividends and distributions	16,892	202,191	14,013	149,402
Redeemed	(607,696)	(7,458,583)	(742,195)	(7,651,818)
Redemption fees retained by the Fund[a]	—	1,524	—	2,487
Net decrease	(380,714)	$(4,637,242)	(27,077)	$(225,181)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2010		For the Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
CLASS I:
Sold	1,949,722	$25,100,501	507,426	$5,305,346
Issued as reinvestment of dividends and distributions	29,490	355,255	15,496	170,902
Redeemed	(504,440)	(6,154,051)	(322,580)	(3,344,376)
Redemption fees retained by the Fund[a]	—	986	—	283
Net increase	1,474,772	$19,302,691	200,342	$2,132,155

a  A 2% redemption fee may be charged on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the Fund. Effective March 1, 2011, the Fund will no longer charge redemption fees.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 28, 2011. The Fund pays a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement. (Effective January 28, 2011, the credit agreement was subsequently renewed under similar terms and expires January 27, 2012. The commitment fee was reduced to 0.125%).

During the year ended December 31, 2010, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Events and transactions occurring after December 31, 2010 and through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements and no additional disclosure is required.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Global Infrastructure Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Global Infrastructure Fund, Inc. (the "Fund") at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2011

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

TAX INFORMATION—2010 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $2,357,406. Additionally, 27.2% of the ordinary dividends qualified for the dividends received deduction available to corporations.

The Fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $293,105. The Fund generated net foreign source income of $2,709,426 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, sub-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and sub-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During at Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Director[4]

Robert H. Steers Age: 57	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC.	18	1991 to present

Martin Cohen[5] Age: 62	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	18	1991 to present

  (table continued on next page)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During at Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors

Bonnie Cohen[5] Age: 68	Director	Until next election of directors	Consultant. Board Member, United States Department of Defense Business Board since 2010; Board Member, Global Heritage Fund since 2002; Advisory Board member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004; Board member Woods Hole Research Center since 2011; Board member Teluride Mountain Film Festival since 2010; Board member, Washington National Opera since 2007; Former Director, Reis, Inc. (real estate analytics firm) from 2003 to 2009; Former member of the Investment Committee, The Moriah Fund from 2002 to 2008; Former Board member, Foundation for Arts and Preservations in Embassies from 2001 to 2009; Former Under Secretary of State for Management, United States Department of State, 1996-2000.	18	2001 to present

George Grossman Age: 57	Director	Until next election of directors	Attorney-at-law	18	1993 to present

  (table continued on next page)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During at Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard E. Kroon Age: 68	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, AmComp (workers' compensation insurance company) from 1996 to 2003 and from 2004 to 2005; Former Director, Finlay Enterprises (fine jewelry retailing) from 2003 to 2006; Former Director, Prominence Networks (telecom equipment) from 2003 to 2005; Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	18	2004 to present

Richard J. Norman Age: 67	Director	Until next election of directors	Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Chaplains Corp since February 2010; Special Representative, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	18	2001 to present

  (table continued on next page)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During at Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross Age: 67	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Former Board Member of NCRIC, Inc. from 2004 to 2005. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	18	2004 to present

Willard H. Smith Jr. Age: 74	Director	Until next election of directors	Board member, Essex Property Trust, Inc. since 1996; Former Board member, Realty Income Corporation from 1996 to 2009; Former Board member, Highwoods Property Trust from 1996 to 2005; Former Board member, Crest Net Lease, Inc. from 1999 to 2009 Formerly, Managing Director at Merrill Lynch & Co., Equity Capital Markets Division, from 1983 to 1995.	18	1996 to present

C. Edward Ward Jr. Age: 64	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	18	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with the investment manager (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During at Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 46	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 47	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Robert S. Becker Age: 41	Vice President	Senior Vice President of CSCM since 2003. Prior to that, portfolio manager at Franklin Templeton Investments.	Since 2003

Francis C. Poli Age: 48	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 44	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 42	Chief Compliance Officer	Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.	Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS
GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Robert S. Becker
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—CSUAX
Class B—CSUBX
Class C—CSUCX
Class I— CSUIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Infrastructure Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

eDelivery NOW AVAILABLE

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COHEN & STEERS

GLOBAL INFRASTRUCTURE FUND

280 PARK AVENUE

NEW YORK, NY 10017

ANNUAL REPORT

December 31, 2010

CSUAXAR

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s audit committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)          — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2010	2009
Audit Fees	$43,600	$43,600
Audit-Related Fees	$0	$0
Tax Fees	$14,250	$14,250
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)       The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)      No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2010 and December 31, 2009, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2010	2009

Registrant	$14,250	$14,250
Investment Advisor	$20,000	$20,000

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(principal financial officer)

Date: March 2, 2011